UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	November 10, 2014

Journal Communications, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203

(Address of principal executive offices, including zip code)

(414) 224-2000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(b)           On November 10, 2014, the Board of Directors of Journal Communications, Inc. (the “Company”) changed  the Company’s fiscal year-end from a 52-53 week fiscal year ending on the last Sunday of December of each year to a December 31 fiscal year-end.   Per Securities and Exchange Commission guidance, the Company’s change from a 52-53 week fiscal year to a December 31 fiscal year-end  is not deemed a change in fiscal year-end and a separate transition report is not required.  The Company’s Annual Report on Form 10-K for the year ended December 31, 2014 will include the “transition period” of Monday, December 29, 2014 through Wednesday, December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: November 13, 2014	By:	/s/ Jason R. Graham
Jason R. Graham
Senior Vice President of Finance and Chief Financial Officer